Exhibit 99.2

Disclaimer This information pack (the “Pack”) has been prepared for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the business combination between Enjoy Technology Inc. (“the Company”) and Marquee Raine Acquisition Corp. (“MRAC”) and is not to be used for any other purpose. Neither MRAC nor the Company has made any, and each makes no, representation or warranty, express or implied, herein as to the accuracy or completeness of the Pack. Additionally, each of MRAC and the Company disclaims all warranties, whether express, implied or statutory, including, without limitation, any implied warranties of title, non- infringement of third-party rights, merchantability, or fitness for a particular purpose with respect to the information contained in the Pack. To the fullest extent permitted by law, in no circumstances will the Company, MRAC or any of their subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Pack, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The Pack discusses trends and markets that the Company’s leadership team believes will impact the development and success of the Company based on its current understanding of the marketplace. Industry and market data used in the Pack have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor MRAC has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed business combination Forward-Looking Statements The Pack and the oral information provided in connection with this Pack include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “would,” “should,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. “Forward-looking statements” include all statements about future plans and performance, regardless of whether the foregoing expressions are used to identify them. In addition, these forward-looking statements include, but are not limited to, statements regarding: estimates and forecasts of financial and performance metrics; projections of market opportunity and market share, expectations and timing related to the announcement of strategic partnerships; the potential success of the Company’s business strategy; the Company’s research and development efforts; and the Company’s proposed plans to scale and expectations, including statements regarding the effectiveness and efficiency of its services. These statements are based on various assumptions, whether or not identified in the Pack, and on the current expectations of the Company’s and MRAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and MRAC. These forward-looking statements are subject to a number of risks and uncertainties, projections of market opportunity and market share, potential benefits and commercial attractiveness to its customers of the Company’s services, the potential success of the Company’s marketing and expansion strategies, the Company’s ability to scale, the potential benefits of the potential transactions (including with respect to stockholder value), and expectations related to the terms and timing of the potential business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of the Company or MRAC is not obtained; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the rollout of the Company’s business strategy and the timing of expected business milestones; the effects of competition on the Company’s future business; risks related to political and macroeconomic uncertainty; the amount of redemption requests made by MRAC’s public shareholders; the ability of MRAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the impact of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in MRAC’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2020 and the proxy statement/prospectus on Form S-4 filed on May 14, 2021, as amended, in each case, under the heading “Risk Factors,” and other documents of MRAC filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are not presently known to the Company or MRAC or that the Company or MRAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of the Pack. The Company anticipates that subsequent events and developments will cause the Company’s and MRAC’s assessments to change. However, while the Company and MRAC may elect to update these forward-looking statements at some point in the future, the Company and MRAC specifically disclaim any obligation to do so unless required by applicable law. These forward- looking statements should not be relied upon as representing the Company’s and MRAC’s assessments as of any date subsequent to the date of the Pack. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer (cont’d) Use of Projections and Description of Key Partnerships The Pack contains projected financial information with respect to the Company, namely the Company’s revenue and non-GAAP financial measures, volume, total addressable market and Adjusted EBITDA for 2018 – 2025. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in the Pack, and the inclusion of such information in the Pack should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in the Pack, and accordingly, does not express an opinion or provided any other form of assurance with respect thereto for the purpose of the Pack. The Pack contains descriptions of certain key business partnerships of the Company. These descriptions are based on the Company’s management team’s discussions with such counterparties and the latest available information and estimates as of the date of the Pack. In certain cases, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties which have not been completed as of the date of the Pack and, as a result, such descriptions of key business partnerships of the Company, remain subject to change. Financial Information; Non-GAAP Financial Measures Some of the financial information and data contained in the Pack is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement / prospectus filed by MRAC with the SEC in connection with the proposed business combination. Some of the financial information and data contained in the Pack, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net income (loss), adjusted for income taxes, interest expense, interest income and other income or expense, unrealized loss on long term convertible debt, depreciation and amortization, stock based compensation and one time transaction related costs. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. You can find the reconciliation of these measures to the nearest comparable GAAP measures on slides 113 and 114. Free Cash Flow Conversion defined as the quotient obtained by dividing EBITDAS less purchase of property and equipment less the increase in net operating assets, by EBITDAS. EBITDAS is defined as net loss adjusted for interest, taxes, depreciation and amortization and stock-based compensation expense. MRAC and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. MRAC and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company’s method of determining these non-GAAP measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by the Company’s management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, the Company’s management presents non-GAAP financial measures in connection with GAAP results. No Offer or Solicitation The Pack does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trademarks The Pack contains trademarks, service marks, trade names and copyrights of the Company, MRAC and other companies, which are the property of their respective owners. Additional Information and Where You Can Find It The proposed business combination will be submitted to the shareholders of MRAC for their consideration and approval at an extraordinary general meeting of shareholders. MRAC filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of MRAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all MRAC shareholders. The proxy statement/prospectus contains important information about the proposed business combination and the other matters to be voted upon at the extraordinary general meeting of shareholders. MRAC also will file other documents regarding the proposed business combination with the SEC. Before making any voting decision, investors and security holders of MRAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed business combination. Investors and security holders can obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by MRAC through the website maintained by the SEC at www.sec.gov. The documents filed by MRAC with the SEC also may be obtained free of charge upon written request to Marquee Raine Acquisition Corp., 65 East 55th Street, 24th Floor, New York, New York 10022. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation MRAC and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from MRAC’s shareholders in connection with the proposed business combination. MRAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of MRAC in MRAC’s Annual Report on Form 10-K as amended for the fiscal year ended 2020, which was filed with the SEC on March 26, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to MRAC shareholders in connection with the proposed business combination and other matters to be voted upon at the extraordinary general meeting of shareholders is set forth in the proxy statement/prospectus filed with the SEC. You may obtain free copies of these documents from the sources described above. 2

Certain Risks Related to Enjoy Technology Inc. All references to the “Company,” “Enjoy,” “we,” “us” or “our” in this presentation refer to the business of Enjoy Technology Inc. The risks presented below are certain of the general risks related to the Company’s business, industry and ownership structure and are not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties and carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. The list below is qualified in its entirety by disclosures contained in future filings by the Company, or by third parties (including MRAC.) with respect to the Company, with the United States Securities and Exchange Commission (“SEC”). These risks speak only as of the date of this presentation and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. • The COVID-19 pandemic is unprecedented and has impacted, and may continue to impact, our key metrics and results of operations in numerous ways that remain volatile and unpredictable. • We have a limited operating history with a new model and strategy for delivering product and services in an evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • We expect a number of factors to cause our results of operations to fluctuate on a quarterly and annual basis, which may make it difficult to predict our future performance. • We rely on consumer discretionary spending, which is adversely affected by economic downturns, including economic recession or depression, and other macroeconomic conditions or trends. • We depend on our highly skilled employees to grow and operate our business, and if we are unable to hire, retain, manage, compensate appropriately, train, and motivate our employees, or if our employees do not perform as we anticipate, particularly in our productivity models, we may not be able to grow effectively and our business, financial condition, and results of operations could be adversely affected. • The loss of key senior management personnel could harm our business and future prospects. • The market for the mobile retail store is still in relatively early stages of growth, and if this market does not continue to grow, grow slower than we expect, or fail to grow as large as we expect, our business, financial condition, and results of operations could be adversely affected. • We are involved in and may pursue strategic relationships. We may have limited control over such relationships, and these relationships may not provide the anticipated benefits. • We are committed to expanding our services offering and enhancing the mobile retail experience, which will require significant operating expenditures, may not maximize short-term financial results and may yield results that conflict with the market’s expectations, which could result in our stock price being adversely affected. • Risks associated with our current and future partners for whom we provide services and deliver product could adversely affect our financial performance as well as our reputation and strategic partnerships. • We may be unable to source new partners or strengthen our relationships with current partners. • We rely on third-party background check providers to screen potential employees, including members of our Mobile Retail sales team (“Experts”), and if such providers fail to provide accurate information or we do not maintain business relationships with them, our business, financial condition, and results of operations could be adversely affected. • Enjoy identified material weaknesses in its internal control over financial reporting. If Enjoy is unable to remediate these material weaknesses, or if it identifies additional material weaknesses in the future or otherwise fails to maintain an effective system of internal controls, it may not be able to accurately or timely report its financial condition or results of operations, which may adversely affect Enjoy’s business and stock price. • If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. • Our ability to raise capital in the future may be limited, and our failure to raise capital when needed could inhibit our growth. • Our recent growth rates may not be sustainable or indicative of our future growth. • We may not succeed in promoting and sustaining our brand or strategic partnerships, which could subject us to litigation and have an adverse effect on our reputation and harm our business. • We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to maintain or increase profitability in the future. • We may face difficulties as we expand our operations into new local markets in which we have limited or no prior operating experience. • Our global operations involve additional risks, and our exposure to these risks will increase as our business continues to expand. • Failure to adequately protect, maintain or enforce our intellectual property rights could substantially harm our business and results of operations. • Our platform utilizes open source software, and any failure to comply with the terms of these open source licenses could negatively affect our business. • Defects, errors, or vulnerabilities in our applications, backend systems or other technology systems and those of third-party technology providers, including our logistics systems and procedures, could harm our reputation and strategic partnerships and adversely impact our business, financial condition, and results of operations. • We may be subject to general litigation, regulatory disputes and government inquiries. • Our use and processing of personal information and other data is subject to laws and obligations relating to privacy, data security and data protection, and the actual or perceived failure by us or our vendors to comply with such laws and obligations could harm our business. • We may be subject to cybersecurity attacks. Any actual or perceived security or privacy breach could interrupt our operations, harm our brand, and adversely affect our reputation, brand, business, financial condition and results of operations. • Our ability to use our net operating loss carryforwards and certain other tax attributes to offset taxable income or reduce our taxes may be limited. • Enjoy may be subject to securities litigation, which is expensive and could divert management attention. • Future resales of common stock after the consummation of the proposed business combination may cause the market price of Enjoy’s securities to drop significantly, even if Enjoy’s business is doing well. • Enjoy’s business and service model are new and untested, without a proven precedent, and we may fail to achieve the degree of market acceptance by partners and consumers necessary for commercial success and meeting our financial forecast. • Our ability to scale and meet the expectations of our partners may be adversely impacted due to factors beyond our control, which could have an adverse effect on our business, reputation, financial performance, financial condition and cash flows, and could expose us to liability. • Two partners account for a significant portion of our revenue, and loss of or reduction in business from, or consolidation of, these or any other major partners could have a material adverse effect on our business, financial condition, financial performance and prospects. • Our SaaS platform relies on specific third-party logistics and mapping software and any inability to license or use such software from third parties could render our platform inoperable. • Our partners do not currently depend on a local, in-home sales team, and the development of their own sales team, rather than their reliance on Enjoy, could negatively affect our business. • Our policies, procedures and programs to safeguard the health, safety and security of our team members, customers and others may not be adequate. Any actual or alleged improper conduct by our team members, including as a result of motor vehicle accidents or the improper conduct of Experts that have in the past resulted in inquiries, legal proceedings and/or damages, may in the future expose us to legal risk and damage our reputation. • We may need additional capital to pursue our business objectives and respond to business opportunities, challenges or unforeseen circumstances, and we cannot be certain that additional financing will be available, which could limit our ability to grow and jeopardize our ability to continue our business operations. • We distribute products from a limited number of suppliers. We may experience unexpected supply shortages and may have difficulty obtaining the products that we need from suppliers as a result of unexpected demand or production difficulties that might extend lead times. Also, products may not be available to us in quantities enough to meet our customer demand. Our inability to obtain products from suppliers in sufficient quantities, or at all, could adversely affect our product offerings and our business and impact our financial forecasts

Enjoy Technology Videos The Enjoy Customer Experience How Enjoy’s Technology Works https://www. youtube. com/watch?v=15ipwFWE9Rg https://www. youtube. com/watch?v=Xv1MSTVadyY&t=1s What is Enjoy? The Enjoy Experience Enjoy’s Technology Platform https://vimeo. com/showcase/whatisenjoy https://vimeo. com/502398241/f680144956 https://vimeo. com/515915606/2ae7417179 4

Introduction to Enjoy 6p

Ron Johnson: Five decades of retail disruption



Ron Johnson
Founder & CEO

"Ron has a history of seeing around corners, and has been at the forefront of many great inflection points of retail innovation." – Gene Munster M.P. Loup Ventures

Made great design affordable

Founded the Apple Store

Created the Mobile Store

6

Enjoy started with a simple question: “What if the best of the store could come to you?” 7 6p

So we invented the Mobile Store – a new channel that combines the convenience of online with the best of a retail experience 8 6p

We saw the potential to unlock a large, untapped opportunity to the door are making customers happy1 at industry-leading levels Enjoy’s lifetime Net Promoter Score (NPS1) far surpasses other industry groups. 6p

Once in the home, Enjoy provides the experience of a traditional retail store, but better 10 6p

The key to our world-class customer service is our incredible field team Passion Experience Diverse Problem for technology obsessed backgrounds solvers Overcome Ability to build Extremely Sales objections relationships self-motivated skills 11 6p

We developed innovative processes for attracting, training, and retaining top performers.

Sourcing

1 Qualification
>1 year of premium retail or hospitality experience. Polished with dynamic and engaging personality

2 Recruiting
Internal and third party recruiters source candidates based on our specified qualifications

3 Selection
We hand select the very best people based on multiple interviews with our recruiting, headquarters and field teams

4 Validation
Extensive background checks via third parties performed after selecting candidates



Gender[1]
Male (64%)
Female (36%)



Ethnicity[1]
Black or African American (31%)
White (26%)
Hispanic or Latino (24%)
Asian (6%)
Other (5%)
Undisclosed (9%)

Onboarding

1 Week 1: Enjoy Immersion
Five days learning about the history, values, qualities, skills and processes of Enjoy

2 Week 2: Partner Immersion
Five days learning about the partner tools, systems, language and offerings.

3 Week 3: Product Immersion
Five days with hands-on instruction learning about the hardware, software, and subscriptions offered.





Ongoing: Customer Immersion
Shadowing a fellow Experts to receive on-the-job training

Compensation

- Full-time with stock and benefits
- Four day, 40-hour work week
- Set their own schedule
- Operate in connected teams
- Significant development and career paths

Hourly base + Variable pay + Benefits

(1) Represents US Experts data as of April 2021

12

We believe we have considerable runway with our current Partners and a robust TAM with future Partners Source: Gartner, Passport, Company Management, Wall Street Research 13 6p

Who is the Enjoy experience for? Well, almost everyone

We provide a world-class experience to customers of all types – at no cost to them

Our typical customer is young, earns a high income, and values efficiency and convenience. We believe this positions us well to continue growing relative to traditional retail and online delivery.

Age


Other
19%
18-54
81%

Average Age: **43**

Income


<$75k
35%
>$75k
65%

Average Income: **$108k**

Tech Preferences


Non-Tech Savvy
7%
Tech-
Savvy
93%

Tech-Forward

Millennials and Gen Z



Busy Parents



Working from Home



Demanding Pros



The not-so Tech Savvy



Source: Third Party Cell Phone Purchase Consumer Survey, February-March 2021 (n = 3,046)

ENJOY 14

We serve some of the world’s largest companies #1 #1 #1 #1 U.S. Market Share U.K. Market Share Canada Market Share U.S. Market Share (Revenue) (Total subscribers) (Wireless) (Mobile devices) 180m+ 30m+ 10m+ 1. 5bn+ Subscribers Subscribers Subscribers Active Devices Sources: 15 AT&T Figures: Fact set Estimates, Company Annual Report 2019 BT-EE Figures: Company Website, Tele geography Global Comms Database Rogers Figures: Wall Street Research (Desjardins, July 23, 2020), Company quarterly financial statements Apple Figures: Counterpoint Technology Market Research, Q1 2020 Earnings Release Transcript 6p

We offer hardware and subscription services with every Partner Products Subscriptions / Services Full Cover BT Fibre AppleCare+ AppleTV+ Apple Fitness+ Apple News+ UNLIMITED YOUR WAY Complete Wi-Fi Broadband Device + Protection iCloud Apple Music Apple Arcade Device Protection Sport 16 6p

Enjoy has almost zero customer acquisition cost Our Partners drive customers to Enjoy via deep integrations in their channels Online Call Centers Stores Enjoy is the default delivery option in Partner call center employees are Company-owned and Authorized Retailers the shopping cart with our North American trained and encouraged to select Enjoy can place an Enjoy order for customers if communication Partners for every customer they are out of stock or don’t have capacity 17 6p

Our monetization strategy provides win-win-win dynamics We turn a cost center into a profit center for our Partners Purchase Delivery & setup Hardware & accessories Subscriptions & services k Enjoy does not recognize any revenue from the product sold by the Partner Enjoy earns a fee for the delivery & setup of the product & overall 6p Enjoy earns revenue for incremental hardware & accessories sold in visit1 Enjoy earns revenue for incremental subscriptions & services sold in visit1

Revenue opportunities A wide variety of products, services and subscriptions provides ample revenue opportunities Components of RPV Enjoy revenue potential Description Delivery & setup $$ Enjoy earns a flat fee by delivering and setting up a product for the customer Hardware & $$ Enjoy earns a percentage of the hardware & accessories sold in visits accessories Services & $$$$ Enjoy earns a fee for selling services in visits subscriptions Device $$$$ Enjoy earns a fee for selling device protection services in visits protection Cross Partner Selling $$$$ Starting in July, Enjoy began selling services across partner visits. Enjoy is planning to additionally sell hardware and accessories. 19 6p

What is a Mobile Store? Expert Consigned Inventory Consigned inventory to One Expert required deliveranon-demand per Mobile Store experience Enjoy Vehicle Technology and Security Equipped with Each vehicle can hold lockboxes, cameras, upto 500 products auto-alertsand GPS 20 6p

How does it work? Imagine the store comes to you as soon as today Order placed Default Integration in Partner Checkout proprietary technology assigns Experts and suggests inventory in real- time. Experts initiate communications with customers via text and phone calls Photography captured prior to COVID-19 The Enjoy Expert gets 6p Status updates At-home experience At the time of purchase, customers select a 2-hour window for their free at home experience, as soon as today

How does it work? Imagine the store comes to you as soon as today Order placed Default Integration in Partner Checkout proprietary technology assigns Experts and suggests inventory in real- time. Experts initiate communications with customers via text and phone calls Photography captured prior to COVID-19 The Enjoy Expert gets customers up and running on their new devices. They create a personalized experience with 6p Status updates At-home experience At the time of purchase, customers select a 2-hour window for their free at home experience, as soon as today

Our proprietary technology stack enables data-driven culture Our robust and comprehensive Data Management Warehouse is based on proprietary Enjoy technology and software and enables us to leverage detailed and uniquedata insights to inform the decisions we make at all levels of our business Our self service portal and other Enjoy tools Partner Customer Predictions insights insights Demand Recs forecast Proprietary Data Warehouse Customer Order Partner data data data Enjoy Proprietary Software 23 6p

Enjoy's asset-light model provides significant market coverage

Enjoy Warehouse Coverage



Up to ~5k Square miles covered	Up to ~6.1m Population coverage

Enjoy Warehouse


Secured Inventory
Front of House
Back of House

Up to 50 Mobile Stores	Consigned inventory	Meeting space

Note: Map depicts coverage of Boston. Square mile and population coverage figures pertain to all geographies (not specific to Boston)

ENJOY 24

Today, we are in over 80 locations, with many at profitable scale1 50%+ Population coverage 200m+ Addressable customers U.K. U.S. and Canada Source: Company management 25 1 Time period: 2H 2020 6p

North American Partners have asked us to expand to as many markets as we can serve profitably We now expect to be serving approximately 100 marketsin North Americaby the end of 2022, expanding ourglobal population coverage from 200M+ to 235M+ address able customers. Current (54) Expansion (46) Source: Company management 26 1 Time period: 2H 2020 6p

We continue to expand our partnership with Apple

This summer we tripled our population coverage with Apple

67M

September Population Coverage

June 2020 — 3 Enjoy Houses
- Bay Area

Aug 2020 — 6 Enjoy Houses
- Orange County
- Greater LA
- Bay Area

Sept 2020 — 8 Enjoy Houses
- Dallas / Ft. Worth
- Orange County
- Greater LA
- Bay Area

July 2021 — 16 Enjoy Houses
- Greater Chicago
- Greater Miami
- Greater DC/ Baltimore
- Greater New York
- Greater Atlanta
- Dallas / Ft. Worth
- Orange County
- Greater LA
- Bay Area

August 2021 — 18 Enjoy Houses
- Greater Portland
- Greater Seattle
- Greater Chicago
- Greater Miami
- Greater DC/ Baltimore
- Greater New York
- Greater Atlanta
- Dallas / Ft. Worth
- Orange County
- Greater LA
- Bay Area

Sept 2021 — 21 Enjoy Houses
- Greater Houston
- New Jersey
- Greater Philadelphia
- Greater Portland
- Greater Seattle
- Greater Chicago
- Greater Miami
- Greater DC/ Baltimore
- Greater New York
- Greater Atlanta
- Dallas / Ft. Worth
- Orange County
- Greater LA
- Bay Area

Source: Company management

ENJOY 27

We launched Cross-Partner Selling of Apple services in AT&T visits in all US markets Cross partner selling Apple Services in AT&T Visits continue to grow week over week. We have started selling Apple Services Attach rate has grown more than 5x since launch 100% % Sell Cross Services Apple 7/12 7/19 7/26 8/2 8/9 8/16 Source: Company management 28 6p

We will launch a complete Smart Last Mile™ solution in North America beginning in Q4' 21

This transformational change will increase Enjoy's inventory access and will expand our share of our Partners' demand.

Current

Available Options

- Store Pickup
- 3rd Party Delivery
- Enjoy Experience

Future (launching Q4'21)

Available Options

- Store Pickup
- Enjoy Delivery
- Enjoy Experience

Expected Outcome

- Store Pickup
- Enjoy Delivery
- Enjoy Experience

Enjoy Smart Last Mile™

Enjoy Strategic Benefits:

- Increased inventory access
- Drives Daily Revenue per Mobile Store
- Drives Visits per Mobile Store Day
- More deeply embedded partnerships

Partner Strategic Benefits:

- Increased revenue
- Deeper customer engagement
- Simplified last mile
- Speed & convenience

Expected Outcome:

- Access to significantly more inventory will unlock incremental Partner demand
- Conversion of deliveries into experiences: historically and during a recent pilot, we successfully converted over 65% of deliveries into experiences[1]

Source: Company management
(1) Conversion rate of customers we were able to reach

29

By 2025 we expect to expand with our current Partners and serve the leading communications companies in the following countries: Canada United States United Kingdom Current By 2025 1 Growth vectors summary 6p (1) Germany Japan Spain Italy Australia Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

Growth vectors summary Drive greater Increase volume Leverage Add new business Expand Enter new Category revenue per with existing cross-partner Partnerships globally and adjacent leadership Mobile Store Partners opportunities categories 31 6p

Enjoy is focused on building the future with the right team

Founder-Led, Multi-Disciplinary Management Team

- **Ron Johnson** — Founder, CEO
- **Fareed Khan** — Chief Financial Officer
- **Jonathan Mariner** — Chief Administrative & People Officer
- **Tom Suiter** — Co-Founder
- **Tiffany Meriweather** — Chief Legal Officer
- **Kunal Malik** — Chief Technology Officer
- **Melissa Bates** — Chief Strategy Officer
- **Nick Hale** — MD Europe
- **Anil Gandham** — Chief Revenue Officer
- **Samantha Villanueva-Meyer** — Chief Compliance Officer
- **Ettienne Brandt** — Chief Commercial Officer

Seasoned Board[1]

- Ron Johnson
- Brett Varsov
- Denise Young Smith
- Fred Harman
- Gideon Yu
- Jonathan Mariner
- Salaam Coleman Smith
- Tom Ricketts

Strong Investors

1. Note that these are the director nominees expected to be elected to the board of directors in connection with the closing of the business combination between Enjoy and MRAC.

ENJOY 32

Our Market Opportunity and Financials 6p

We are in the early stages of adoption We believe we have considerable runway with our current Partners and a robust TAM with future Partners Source: Gartner, Passport, Company Management, Wall Street Research Note: Assumes illustrative RPV of $150 for current and new Partners. Current Partners visits reflect Partners’ public company data. Current Categories: new Partners visits reflect developed world cellular subscriptions and global consumer 6p

We believe we have considerable runway with our current Partners and a robust TAM with future Partners

	Current Partners		Current Categories; New Partners	
	Current Regions[1]	New Regions	Developed World Carriers	Global Consumer Electronics
TAM	$35bn Cumulative Addressable Market	→ $48bn +$13B Cumulative Addressable Market	→ $123bn +$75B Cumulative Addressable Market	→ $265bn +$142B Cumulative Addressable Market
Cumulative Opportunity at 10% Market Share	$3bn Cumulative Revenue Opportunity	$5bn Cumulative Revenue Opportunity	$12bn Cumulative Revenue Opportunity	$26bn Cumulative Revenue Opportunity
Opportunity at 10% Market Share[2]	$1.0bn Cumulative EBITDA Opportunity	$1.4bn Cumulative EBITDA Opportunity	$3.7bn Cumulative EBITDA Opportunity	$7.9bn Cumulative EBITDA Opportunity

Source: Gartner, Passport, Company Management, Wall Street Research
Note: Assumes illustrative RPV of $150 for current and new Partners. Current Partners visits reflect Partners' public company data. Current Categories: new Partners visits reflect developed world cellular subscriptions and global consumer electronics devices sold
(1) Current regions includes Apple Americas and Europe, AT&T Americas and Europe, BT, EE, and Rogers devices
(2) Based on 30% Adjusted EBITDA margin

ENJOY 35

Overtime, we expect Commerce at Home will disrupt additional categories, significantly increasing our TAM1 Current Partners Future Partners Illustrative Longer-Term Addressable Product Categories Develop ed World Telcos and Personal Luxury Current and New Regions Other CE Partners High Fashion Beauty Fitness Automotive Goods Total Addressable $48bn Market $217bn $1 tn + Premium Product Product Complexity Expertise Required High Attach Rate Opportunity Deep Consumer Engagement Source: Gartner, Passport, Company Management, Wall Street Research 36 Note: Cumulative addressable market for current Partners includes current and new regions. Cumulative addressable market for future Partners includes Current Partners, Developed World Telcos and Global Consumer Electronics (1) Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships “under “Disclaimer.“ 6p

Enjoy’s differentiated business model underpins a potentially superior growth profile with an identified path to profitability Explosive Significant Compelling growth 1 scale 1 margin profile 1 84% $1bn+ 30% Revenue 2025E 2025E CAGR’18A– ’25E Revenue Adj. EBITDA Margin Almost zero customer acquisition cost Asset-light model Massive infrastructure leverage (1) Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships “under “Disclaimer. “ 37 6p

Summary financials and projections 2019A and 2020A financial results were taken from the Company’s audited consolidated financial information Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” Mobile Store 6p

(1)	(2) (3) (4)

We are ready to scale Daily Mobile Store unit economics drive our financial model Daily Revenue per Mobile Store 1 Revenue 1 Daily Mobile Stores 1 ($m) ($) 84% 48% 24% CAGR CAGR CAGR $1,070 $911 $836 3,219 $783 $707 $645 2,311 $418 $442 1,548 $351 $356 1,038 $245 717 $198 $109 356 464 $46 $60 209 $15 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E (1) Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships “under” “Disclaimer.” 39 6p

As we come out of the pandemic, we expect increases in Visits per Mobile Store and Revenue per Visit 40 1 Projections use Enjoy management estimates. With respect to projections, see slide2“ Use of Projections and Description of Key Partnerships “under “Disclaimer.”

model supported by strong secular tailwinds, high growth and a ~$1tn TAM Exceptional, personalized customer experience delivered by a passionate Enjoy team Deep relationships with best-in-class and largest telecommunication and consumer electronics companies in the world Proprietary technology platform with end-to-end integration capabilities to seamlessly improve customer experience from checkout to visit Proven multi-dimensional growth strategy with multiple levers to continue high growth into the foreseeable future Highly scalable business underpinned by an asset-light model, near zero customer acquisition costs and infrastructure already in place Led by a visionary, experienced management team supported by a strong company culture and valued employees

Technology and increasing scale give us a clear path to increase VED

Mobile Stores operate 10 hours per day

Average travel and visit time



Travel time

25mins

Illustrative travel time per visit



Visit duration

35mins

Illustrative time per visit

Target of ~7 highly engaged customer visits

2021E
Visits per Mobile Store Day
5.8



Available time
162 min
Training &
personal time
90 min
Travel &
visits
348 min

2022E
Visits per Mobile Store Day
6.8



Available
time
102 min
Training &
personal time
90 min
Travel &
visits
408 min

- Greater order density in a visit zone reduces drive times
- More Experts in a market increases options and capacity to immediately respond to same-day scheduled visits
- Enjoy's proprietary Expert technology facilitates efficient visits
- Pre-visit communications via e-mail, text and phone ensures customer is ready
- Market leaders manage Experts throughout the day to achieve operational and financial outcomes

Note: Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."

ENJOY 42

We believe we are at an inflection point in our profitability Unit economics drive strong improvement in Mobile Store revenues 2020A Daily Profit per Mobile Store 2021E Daily Profit per Mobile Store 1 2022E Daily Profit per Mobile Store 1 ($93) ($3) $234 (26%) margin (1%) margin 36% margin $645 $421 $418 $411 $448 $356 Expert 2 Expert 2 Expert 2 $346 $337 $334 Vehicle& Vehicle & $102 $84 $77 Other Other Other Cost per day Revenue per day Cost per day Revenue per day Cost per day Revenue per day (1) Projection suse Enjoy management estimates. With respect to projections, seeslide 2 “Use of Projections and Description of Key Partnerships “under“ Disclaimer. “ (2) Basedon a10 hourday, hourly wage benefits and expert productivity 43

Mobile Store expansion strategy Focused on expanding in existing and new markets Daily Mobile Stores 1 Daily Mobile Store Growth (# of stores) 3,219 • Steady expansion of Mobile Stores to support growth with 2,311 existing Partners • International expansion 1,548 expected to begin in 2023E 1,038 • Planned expansion to two new 717 international markets per year 356 464 from 2023E to 2025E 201 9A 2020 A 2021 E 2022 E 2023E 2024E 2025E • New telecom Partners expected to be added with international expansion New Countries (1) Projection suse Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships “under“ Disclaimer. “ 44

Our infrastructure can be leveraged to provide additional capacity for growth Infrastructure leverage 1 Infrastructure Expense ($m) 2 Revenue ($m) Infrastructure Leverage 172% 154% 120% 59% 39% 31% 25% 2019 A 2020A 2021E 2022E 2023E 2024E 2025 E (1) Projection su se Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships “under“ Disclaimer. “ 45 (2) Represents the sum of operations & technology expenses and general & administrative expenses and excludes depreciation & amortization and stock based compensation

Our asset-light model drives strong cash flow conversion Adjusted EBITDA 1 Consigned inventory minimizes working Free cash flow conversion 2 ($ m) capital required for growth (% of adjusted EBITDA) Change in working capital (% foremen) $321 87% 5% 4% 3% 65% 2023E 2024E 2025E New warehouse requires only $350 $144 to $400K in capital investment to fully outfit Capital expenditures 28% (% fo revenue) $38 3% - 4% 2% 1% - 2% 2023E 2024E 2025E 2023E 2024E 2025E 2023E 2024E 2025E (1) Adjusted EBITDA is shown for illustrative purposes the Company uses to evaluate financial performance. With respect to Non-GAAP financial measures, seaside “Financial Information; Non-GAAP Financial Measures” under“ Disclaimer” and reconciliation set forth in Appendix on slide (2) Free Cash Flow Conversion defined as the quotient EBITDAS less purchase of property and equipment less the increase in net operating assets, by EBITDAS. With respect to Non-GAAP financial measures, see slide “Financial Information; Non-GAAP Financial Measures” under“ Disclaimer” and 46 reconciliation set forth in Appendix on slide

Summary 1 Huge addressable market opportunity within existing categories 2 Ability to grow quickly, given prior technology and infrastructure investments and the scale of Partners 3 Believe we can achieve significant scale of over $ 1bn in revenue, with modest penetration assumptions 4 Clear path to profitability driven by Mobile Store unit economics Unique asset-light business model • Near-zero customer acquisition costs 5 • Consigned inventory – minimal working capital needs • Leased vehicles and warehouses • Minimal CAPEX investments to support growth 6 Compelling free cash-flow conversion 47

ENJOY Transaction

Why MRAC is excited about Enjoy Customers love it 1 Partners love it 2 Maximum convenience, minimized Turns delivery in to incremental friction, underscored by category- sales opportunity leading NPS Visionary founder supported First mover advantage in huge TAM by strong team Massive tail winds, driven by shift High quality management team to online and reduction of retail backed by seasoned investor base footprints; contractual relationships create instatement Attractive financial profile Relative and fundamental valuation Strong grow than unit economics, Modest valuation vantage, with visible path to profitability trajectory and opportunity 1 As defined in this presentation, customers are defined as Enjoy’s Partners’ customers. 49 2 As defined in this presentation, Partners are defined as entities with which Enjoy has current contractual partnerships, commercial relationships and/or authorized dealer agreements.

MRAC’s unique value-added capabilities 1 Significant experience supporting disruptive, growth-oriented companies in strategic advisory and corporate development 2 Entrepreneurial mindset and track record of partnering with founder-led businesses 3 Deep network of global telecommunications and consumer electronics relationships 4 In-depth experience with SPAC targets and new public companies 5 Brand amplification benefits as a result of partnering with high profile sponsor 6 Experience in scaling businesses to adjacent verticals 50 Select representative investments (Raine, Marquee) and advisory clients (Raine) included above.

Track record of : Company filings Note Assumes no redemptions from SPAC public stockholders and that new shares are issued at a price of $10.00. (1) Equity rollover comprised of newly issued shares, rollover equity awards (including restricted stock awards) and the assumption of outstanding warrants. (2) As of 6/30/21, including restricted cash and pro forma for $15 million convertible note. (3) Inclusive of deferred underwriting commission to SPAC underwriters and legal

Enjoy is in a category of one Service-oriented Marketplaces Other Service-oriented Commerce at Home Disruptive Commerce and E-commerce Marketplaces E-commerce Marketplaces Massive TAM Product and services Capital light models with Significant market share Strong top-line growth requiring higher level of high consumer engagement and consumer perspective technical skill on differentiation Large, durable moat Leaders with unrivaled Almost zero customer Technology driven back-end consumer scale in last-mile Continued evolution of acquisition cost and selling for partner integration delivery product and brand drives and marketing expense long-term growth Mix of on-demandand Attractive unit economics marketplace segments with Structurally higher strong market profitability at scale fundamentals 52

Valuation Benchmarking Source: Fact Set as of 09/10/2021. 1 Light blue boxes represent EV / CY2022 Gross Profit multiple for companies where gross profit is more comparable to Enjoy revenue. 2 E-commerce multiples reflect EV / Gross Profit and Growth Rate reflects Gross Profit Growth. 3 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” 4 EV / Growth Adj. Revenue calculated as EV / Revenue divided by Revenue Growth except for E-commerce Peers which are calculated as EV / Gross Profit divided by Gross Profit Growth. EV / Revenue 4 Avg: 4.8x CY 2022 EV / Growth Adj. Revenue CY 20224 Other Service.

Operational Benchmarking Source: Fact Set as of 09/10/2021. 1 E-commerce sales and marketing as a percentage of revenue reflects sales and marketing as a percentage of gross profit. 2 Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.” Service-oriented Marketplaces and E-commerce Other Service-oriented Marketplaces Disruptive Commerce 21% 59% 42% 44% 36% 24%

Transaction creates significant future upside for new shareholders[2]

Implied EV Based on Comparable Companies ($ millions)

2025E Adjusted EBITDA	$321
Illustrative Fwd. Multiple	20x
Future Enterprise Value (at Dec-2024)	**$6,413**
% Total Return through Dec-2024[1]	*504%*
Illustrative Discount Rate	30%
PV of Future Enterprise Value (at Jun-2021)	**$2,822**
% Upside to $1.1B TEV	*166%*
Implied Market Share	
% of Current Regions	2.2%
% of Current Categories	0.5%

Summary of Approach

- Applies a range of 15x – 25x to Enjoy's 2025E EBITDA to arrive at an implied future enterprise value at Dec-2024
- Future enterprise value is discounted to Jun-2021 to arrive at the present value of future enterprise value
- Applies a range of multiples based on EV/EBITDA Multiples of larger, mature peers already at steady-state margins

Implied EV at Various Multiples ($ millions)

	Forward EBITDA Multiple		
	15.0x	20.0x	25.0x
Future Enterprise Value	**$4,810**	**$6,413**	**$8,016**
% Total Return Through Dec-2024	*353%*	*504%*	*655%*
PV of Future Enterprise Value	**$2,182**	**$2,822**	**$3,462**
% Upside to $1.1B TEV	*105%*	*166%*	*226%*
Implied EV / 2025E Revenue	4.5x	6.0x	7.5x

1 Based on $1,062mm transaction enterprise value.
2 Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
Note: Assumes $436m of net debt. Future value figures discounted to 30-Jun-2021.

ENJOY 55

Transaction summary

Key transaction highlights

Headline Valuation

~$1.06bn
Pro Forma Enterprise Value[2]

~4.3x / ~11.9x
22E Revenue[6] / Gross Profit Multiple

~$1.50bn
Pro Forma Equity Value

~$0.97bn
Value to Enjoy Shareholders[1]

~65%
Enjoy Shareholder Ownership[1]

Financing Details

$374m
SPAC cash held in trust

$80m
PIPE size

$100m
Maximum size of redemption backstop[7]

Illustrative sources & uses ($m)

Sources		Uses	
Cash from trust	$374	Seller rollover equity[1]	$972
Cash from PIPE	$80	Cash to balance sheet	$436
Seller rollover equity[1]	$972	Existing debt paydown[3]	$47
Seller rollover cash[2]	$79	Transaction expenses[4]	$50
Total	$1,505	Total	$1,505

Illustrative pro forma ownership at close


MRAC sponsor shares[5] 5%
PIPE investors 5%
MRAC public shares 25%
Sellers' rollover equity[1] 65%

Source: Company filings
Note: Assumes no redemptions from SPAC public stockholders and that new shares are issued at a price of $10.00.
(1) Equity rollover comprised of newly issued shares, rollover equity awards (including restricted stock awards) and the assumption of outstanding warrants.
(2) As of 6/30/21, including restricted cash and pro forma for $15 million convertible note.
(3) As of 6/30/21, including pro forma for $15 million convertible note.
(4) Inclusive of deferred underwriting commission to SPAC underwriters and legal, PIPE, advisory and other fees.
(5) Excludes shares subject to forfeiture in the event the applicable milestone is not achieved on or prior to the fifth anniversary of the closing.
(6) Projections use Enjoy management estimates. With respect to projections, see slide 2 "Use of Projections and Description of Key Partnerships" under "Disclaimer."
(7) Number of shares to be purchased in the backstop will equal the number of public shares redeemed in excess of 26.375 million shares, if any (up to 10 million shares).

ENJOY 56

Key investment highlights Unique disruptive business model supported by strong secular tailwinds, high growth and a ~$1tn TAM Exceptional, personalized customer experience delivered by a passionate Enjoy team Deep relationships with best-in-class and largest telecommunication and consumer electronics companies in the world Proprietary technology platform with end-to-end integration capabilities to seamlessly improve customer experience from checkout to visit Proven multi-dimensional growth strategy with multiple levers to continue high growth into the foreseeable future Highly scalable business underpinned by an asset-light model, near zero customer acquisition costs and infrastructure already in place Led by a visionary, experienced management team supported by a strong company culture and valued employees

Appendix

Non-GAAP reconciliations 2019A 1 2020A 1 ($ m) GAAP Net Loss ( $ 90) ( $ 158) Provision for income taxes $0 $0 Interest expense $1 $2 Interest income ($ 2) ($ 0) Other expense $0 $1 Unrealized loss on long-term convertible loan—$43 GAAP Loss from Operations ( $ 90) ( $ 112) Adjustments: Depreciation and amortization $2 $3 Stock-based compensation $1 $2 One-time transaction related expenses—$0 Adjusted EBITDA 2 ( $ 87) ( $ 107) (1) 2019A and 2020A financial results were taken from the Company’s audited consolidated financial information 59 (2) Adjusted EBITDA is shown for illustrative purposes only and is nota metric the Company uses to evaluate financial performance. With respect to Non-GAAP financial measures, see slide 2 “Financial Information; Non-GAAP Financial Measures” under “Disclaimer” and reconciliation set forth in Appendix on slide 59

Free cash flow reconciliations 2019A 1 2020A 1 ($ m) Adjusted EBITDA 2 ( $ 87) ( $ 107) Purchase of property and equipment ($ 7) ($ 8) Change in operating as sets and liabilities ($ 4) $13 Free Cash Flow ( $ 98) ( $ 102) (1) 2019A and 2020A financial results were taken from the Company’s audited consolidated financial in formation 60 (2) Adjusted EBITDA is shown for illustrative purposes only and is not a metric the Company uses to evaluate financial performance. With respect to Non-GAAP financial measures, see slide 2 “Financial Information; Non-GAAP Financial Measures” under“ Disclaimer” and reconciliation set forth in Appendix on slide 59

September Update Summary Expansion • In Q3’21 we expanded our partnership with Apple increasing population coverage 3x to 67M people and launching cross-partner selling in AT&T visits. • In Q4’21 we are launching our Smart Last Mile™ in North America and plan to serve all US markets in time for Holiday FY’21. • Geographic expansion to up to 100 markets in North America will increase our population coverage from 200M+ to 235M+ addressable customers globally in FY’22. • In order to meet increased demand, we are pulling forward $ 10M of investment to begin FY’22 with over 1000 mobile stores, close to the expected FY’22 average. This investment in stores gives us great confidence in our FY’22 plan and achieving company-level profitability in FY’23. Financials • We believe we are on track to achieve $ 109M in Revenue in FY’21. • We believe we will achieve mobile store profitability in Q4’21. • We expect a one-time $ 15M cash impact due to COVID-19 related challenges.

Revenue on track We believe we are on track to achieve our 2021 forecasted revenue of $109M. In Q2, we reached $431 in Daily Revenue per Mobile Stores in North America. Projections use Enjoy management estimates. With respect to projections, see slide 2 “Use of Projections and Description of Key Partnerships” under “Disclaimer.”

Employee compensation Employee Model Full-Time with Stock & Benefits Fully loaded compensation Full-time with stock and benefits Four day, 40-hour workweek Hourly Variable + + Benefits base pay Set their own schedule Operate in connected teams Significant development and careers paths 63

How we source our Enjoy Experts 1 2 3 4 Qualifications Recruiting Selection Validation >1year of premium retail or Third party recruiters source We hand select the very best Extensive background checks via hospitality experience candidates based on our specified people based on multiple interviews third parties performed after qualifications with our headquarters and field selecting candidates recruiting teams Ability to quickly synthesize information Polished with dynamic and 1 Recruiter Interview engaging personality Previous sales leadership experience 2 Captain Interview Sales management, luxury retail or high-end food & beverage experience Gender 1 Ethnicity 1 Black or African American (31%) White (26%) Male (64%) Hispanic or Latino (24%) Asian (6%) Female (36%) Other (5%) Undisclosed (9%) (1) Represents US Experts data as of April 2021 64

Onboarding Thorough onboarding process to prepare Experts Week 1 (5 days) Week 2 (5 days) Week 3 (5 days) Enjoy Immersion Partner Immersion Product Immersion Customer Used both to demonstrate the role during onboarding as well as for ongoing development opportunities immersion It is the chance to shadow an Expert and receive on-the-job training 65